SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                 January 6, 2003

            Global Express Capital Real Estate Investment Fund I, LLC
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

       333-55098                                           88-0480840
(Commission File Number)                       (IRS Employer Identification No.)

  8540 South Eastern Avenue, Suite 200
           Las Vegas, Nevada                                 89123
(Address of Principal Executive Offices)                   (Zip Code)

                                  (702)794-4411
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant.

      On January 6, 2003, the Managing Member of Global Express Capital Real Estate Investment Fund I, LLC (the "Registrant") terminated the engagement of Chavez & Koch, CPAs, Ltd. ("Chavez"), as the independent public accountants of the Registrant. Chavez's reports on the Registrant's financial statements for the year ended December 31, 2001, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's the most recent fiscal year ended December 31, 2001, and the subsequent interim period ended January 6, 2003, there were no disagreements between the Registrant and Chavez on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Chavez's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

      On January 6, 2003, the Registrant engaged James R. Bonzo, Certified Public Accountant ("Bonzo") to serve as the Registrant's independent public accountants for its fiscal year ending December 31, 2002. Bonzo had previously served as the Registrant's independent public accountants until November 15, 2001. During the fiscal year ended December 31, 2001, and through the date of engagement on January 6, 2003, the Registrant did not consult Bonzo with respect to the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and neither written nor oral advice was provided the Registration that was considered in reaching a decision as to any auditing or financial reporting issues, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

      * Exhibit 16.1 Letter of Chavez & Koch, CPAs, Ltd. regarding change in certifying accountant.

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      *     To be filed by amendment.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLOBAL EXPRESS CAPITAL REAL
                                        ESTATE INVESTMENT FUND I, LLC
                                        (Registrant)

                                        Conrex International Financial, Inc.
                                        d/b/a Global Express Capital Mortgage,
                                        its Sole Manager


Date: January 6, 2003                   By: /s/ Connie S. Farris
                                            ---------------------------
                                            Connie S. Farris, President